UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/27/2011

VMware, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33622

Delaware	94-3292913
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3401 Hillview Avenue, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

(650) 427-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2011, VMware, Inc. named four of its senior executives to serve as co-presidents of the Company. Carl Eschenbach, who was previously VMware's Executive Vice President of Worldwide Field Operations, was named Co-President, Customer Operations. Richard McAniff, who was previously VMware's Executive Vice President, Products and Chief Development Officer, was named Co-President, Products and Chief Development Officer. T. Tod Nielsen, who was previously VMware's Chief Operating Officer, was named Co-President, Applications Platform. Mark Peek, who was previously VMware's Chief Financial Officer, was named Co-President, Business Operations and Chief Financial Officer. Paul Maritz, who was previously the Company's President and Chief Executive Officer, will continue to serve as the Company's Chief Executive Officer.

Biographical information for each executive is incorporated by reference to Exhibit 99.1 attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: January 31, 2011	By:	/s/ S. Dawn Smith
S. Dawn Smith
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Biographical Information